Allstate Life Insurance Company

Allstate Life Variable Life Separate Account A

Glenbrook Life AIM Variable Life Separate Account A

Glenbrook Life Variable Life Separate Account A

Supplement, dated September 24, 2009, to

the Morgan Stanley Variable Life Prospectus;

the AIM Lifetime PlusSM Variable Life Prospectus; and

the Allstate® Provider Variable Life Prospectus.

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies issued by Allstate Life Insurance Company.

The “Postponement of Payments” section of the prospectus is deleted and replaced with the following:

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

For future reference, please keep this supplement together with your prospectus.